Exhibit 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of February 16, 2026 (the “Effective Date”), by and among Creative Realities, Inc., a Minnesota corporation, Cineplex Digital Media US Inc., a Delaware corporation, and Cineplex Digital Media Inc., an Ontario corporation (each, a “Borrower” and collectively, “Borrowers”); the financial institutions or other entities from time to time parties hereto, each as a “Lender”, and First Merchants Bank, an Indiana state bank as agent (in such capacity, "Agent"). All capitalized terms used herein but not otherwise defined herein shall be given the same meaning assigned to such capitalized terms in that certain Amended and Restated Credit Agreement, dated effective as of November 6, 2025, by and among Borrowers, Agent, Lenders and the other parties listed on the signature pages thereto (the “Original Credit Agreement”).

RECITALS:

WHEREAS, Borrowers, Agent and Lenders are parties to Original Credit Agreement (the Original Credit Agreement, as amended from time-to-time, including by this Amendment, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    WARRANT REPURCHASE. Pursuant to that certain Warrant Purchase Agreement, dated effective as of February 16, 2026 by and between Creative Realities, Inc. and Slipstream Communications, LLC (the “Warrant Purchase Agreement”), Creative Realities, Inc. will be repurchasing certain warrants from Slipstream Communications, LLC for a purchase price of $200,000 pursuant to the terms of the Warrant Purchase Agreement (the “Warrant Repurchase”). The Agent and Lenders hereby consent to Creative Realities, Inc. making the Warrant Repurchase. Notwithstanding anything to the contrary in the Credit Agreement, the parties hereto agree that while the Warrant Repurchase shall be a “Restricted Payment” under the terms of the Credit Agreement, the Warrant Repurchase shall not be considered a “Restricted Payment” for the sole purpose of calculating “Excess Cash Flow”.

The consent provided by the Agent and Lenders herein, either alone or together with other consents or waivers which Agent and Lenders may give from time to time, shall not, by course of dealing, implication or otherwise, obligate Agent and Lenders to consent to or waive any of its rights under the Credit Agreement or reduce, restrict or in any way affect the discretion of Agent and Lenders in considering any future consent or waiver requested by any Borrower. Agent and Lenders will continue to require strict compliance by Borrowers of all provisions of the Credit Agreement and other Loan Documents, each as amended from time-to-time.

2.    PROJECTIONS. Section 7.1(xiii) of the Original Credit Agreement is amended and restated to read as follows:

“(xiii)     Projections. Within sixty (60) days of the end of each calendar year (ninety (90) days for purposes of calendar year end 2025), a copy of the monthly plan and forecast (including an income statement and balance sheet) of the Loan Parties for the next succeeding calendar year prepared in such detail as shall be reasonably satisfactory to Agent.”

3.    REPRESENTATIONS; WARRANTIES; COVENANTS. Each Borrower jointly and severally reaffirm as of the Effective Date all representations, warranties and covenants contained in the Original Credit Agreement, as hereby amended, each of which shall be deemed to be continuing warranties, representations and covenants until the Termination Date.

4.    NO DEFENSES OR SETOFFS; RELEASE. Each Borrower acknowledges and agrees that as of the date hereof such Borrower has no claim or cause of action against Agent or Lenders (or any of Agent’s or any Lender’s directors, officers, employees, or agents), in each case whether sounding in contract or tort or otherwise, (a) arising from the transactions evidenced by or related to the Loan Documents and transactions related thereto (collectively, the “Loan Transactions”), or (b) in any way connected with or related or incidental to the dealings of the parties hereto with respect to such Loan Transactions. Each Borrower, on behalf of itself and all of its successors and assigns and any and all other entities and persons claiming rights through such Borrower, unconditionally releases, acquits, and forever discharges Agent, Lenders and their affiliated entities and parties, and all of its current and former directors, officers, agents, employees, shareholders, and attorneys, and their successors and assigns (collectively, the “Dischargees”) from (a) any and all liabilities, obligations, duties, or indebtedness of any of the Dischargees to such Borrower, whether known or unknown, arising prior to the date hereof based on the Loan Transactions, and (b) any and all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which such Borrower might otherwise have against any of the Dischargees on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose or occurred at any time prior to the date hereof based on the Loan Transactions.

5.    GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive law of the State of Indiana without regard to its conflict of law principles.

6.    COUNTERPART EXECUTION. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or other electronic means (including .pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by facsimile or other electronic means (including .pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment. The words "execution," "signed," "signature," and words of similar import in this Amendment and the other Loan Documents shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.) or any other similar state laws based on the Uniform Electronic Transactions Act.

7.     FUTURE NEGOTIATIONS. Each Borrower acknowledges and agrees that (i) Agent and Lenders have no obligation whatsoever to discuss, negotiate or to agree to any modification, amendment, restructuring or reinstatement of the Loan Documents; (ii) that if there are any future discussions among Agent and Lenders and Borrowers concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Loan Documents shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced in writing and signed by authorized representatives of the parties to be bound, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

8.    FEES AND EXPENSES OF AGENT. Borrowers agree to pay, or cause to be paid, and save Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses, including reasonable and documented counsel and attorneys’ fees, incurred by Agent relating to the negotiation, preparation and administration of this Amendment.

9.    JURY WAIVER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER, AGENT AND LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

10.    LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein or in the other documents executed in connection with this Amendment, the terms and conditions of the Original Credit Agreement, the other Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon each Borrower, Agent and Lenders.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Effective Date.

“Borrowers”

Creative Realities, Inc., a Minnesota corporation

By:      /s/ Richard Mills

Name: Richard Mills

Title:   Chief Executive Officer

Cineplex Digital Media U.S. Inc., a Delaware corporation

By:      /s/ Richard Mills

Name: Richard Mills

Title:   President and Chief Executive Officer

Cineplex Digital Media Inc., an Ontario corporation

By:      /s/ Richard Mills

Name: Richard Mills

Title:   President and Chief Executive Officer

“Lenders and Agent”

FIRST MERCHANTS BANK

as Agent and a Lender

By:   /s/ James M. Stehlik

James M. Stehlik, First Vice President

NORTHWEST BANK

as Lender

By:  /s/ Stephen Orban

Stephen Orban, as Senior Vice President

AXOS BANK

as Lender

By:  /s/ Tyler Bautista

Tyler Bautista, as Assistant Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]